Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Helios Technologies Appoints Sean P. Bagan as President and Chief Executive Officer

SARASOTA, FL, January 6, 2025— Helios Technologies, Inc. (NYSE: HLIO) (“Helios” or the “Company”), a global leader in highly engineered motion control and electronic controls technology, today announced that its Board of Directors has promoted Sean P. Bagan to President and Chief Executive Officer, effective immediately. Mr. Bagan has also been nominated to the Company’s Board of Directors and will be eligible for election at the June 2025 Annual Meeting. The Board, through an external search firm, conducted a thorough search process consisting of internal and external candidates. Mr. Bagan has been serving as the Interim President, Chief Executive Officer and Chief Financial Officer since July 8, 2024. He will continue as Chief Financial Officer as Helios will now initiate a search to backfill Mr. Bagan’s previous role. In addition, Philippe Lemaitre will resume his role as Non-Executive Chairman.

"The Board has unanimously determined that Sean Bagan is the right choice to lead Helios Technologies into the future. He has done a great job in his Interim President and Chief Executive Officer position in addition to his Chief Financial Officer role over the last six months. He has confidently guided the operations as well as focused on new ways to further develop the high performing talent we have within the organization. We believe his passion for the business, his strategic mindset, his business acumen, his integrity, as well as his straightforward and service leadership style are exactly what Helios needs moving forward. We are very optimistic about Helios' opportunities in 2025 and beyond. We thank Sean and the leadership team for their commitment during this transition period,” commented Philippe Lemaitre, Chairman of the Board.

“Helios Technologies is an exceptional organization, and I am deeply honored to be selected to lead its talented global team. Our customer centric focus is centered on combining a collection of engineered products and services allowing us to deliver leading technology solutions. I believe the Company with its deep history of innovation, is uniquely positioned to deliver compounded growth that drives shareholder value creation over time. I thank the Board for their continued confidence and support in both my team and me,” commented Sean Bagan, President, Chief Executive Officer and Chief Financial Officer.

About Sean Bagan

Sean Bagan has served as Chief Financial Officer of Helios since August 9, 2023 as well as Interim President and Chief Executive Officer effective July 8, 2024. Before joining Helios, Mr. Bagan spent 23 years at Polaris Inc., a global leader in powersports and off-road innovation. With extensive financial management leadership experience, Mr. Bagan brings more than 20 years of international business, strategic financial operations, and leadership experience. His responsibilities scaled with Polaris over the decades in operational finance, international sales, product segments, acquisitions and corporate finance and treasury. In addition to financial management positions, his roles included general management and operational oversight for U.S. and global businesses. He earned his B.A. double major in Accounting and Management from St. John’s University in Minnesota and began his career with Arthur Andersen, LLP. Mr. Bagan also holds a General Management Certificate from Cambridge University's Judge Business School in England, along with a Certified Public Accountant (Inactive) Certificate from the state of Minnesota.

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

Helios Technologies Appoints Sean P. Bagan as President and Chief Executive Officer

January 6, 2025	Page 2 of 3

About Helios Technologies

Helios Technologies is a global leader in highly engineered motion control and electronic controls technology for diverse end markets, including construction, material handling, agriculture, energy, recreational vehicles, marine and health and wellness. Helios sells its products to customers in over 90 countries around the world. Its strategy for growth is to be the leading provider in niche markets, with premier products and solutions through innovative product development and acquisition. The Company has paid a cash dividend to its shareholders every quarter since becoming a public company in 1997. For more information please visit: www.heliostechnologies.com and follow us on LinkedIn.

FORWARD-LOOKING INFORMATION

This news release contains “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied by such statements. They include statements regarding current expectations, estimates, forecasts, projections, our beliefs, and assumptions made by Helios Technologies, Inc. (“Helios” or the “Company”), its directors or its officers about the Company and the industry in which it operates, and assumptions made by management, and include among other items, (i) the Company’s strategies regarding growth and improved earnings power, including its intention to develop new products and make acquisitions; (ii) trends affecting the Company’s financial condition or results of operations; (iii) the Company’s ability to deliver predictable performance and margin expansion; (iv) the Company’s ability to leverage improvement in market conditions and expand market reach; and (v) the Company’s ability to embrace change and respond to changes in customer demand domestically and internationally, including as a result of the cyclical nature of our business and the standardization. In addition, we may make other written or oral statements, which constitute forward-looking statements, from time to time. Words such as “may,” “expects,” “projects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our future plans, objectives or goals also are forward-looking statements. These statements are not guaranteeing future performance and are subject to a number of risks and uncertainties. Our actual results may differ materially from what is expressed or forecasted in such forward-looking statements, and undue reliance should not be placed on such statements. All forward-looking statements are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause the actual results to differ materially from what is expressed or forecasted in such forward‐looking statements include, but are not limited to, (i) the Company’s ability to respond to global economic trends and changes in customer demand domestically and internationally, including as a result of standardization and the cyclical nature of our business, which can adversely affect the demand for capital goods; (ii) supply chain disruption and the potential inability to procure goods; (iii) conditions in the capital markets, including the interest rate environment and the availability of capital on terms acceptable to us, or at all; (iv) global and regional economic and political conditions, including inflation (or hyperinflation) exchange rates, changes in the cost or availability of energy, transportation, the availability of other necessary supplies and services and recession; (v) changes in the competitive marketplace that could affect the Company’s revenue and/or cost bases, such as increased competition, lack of qualified engineering, marketing, management or other personnel, and increased labor and raw materials costs; (vi) risks related to health epidemics, pandemics and similar outbreaks, which may among other things, adversely affect our supply chain, material costs, and work force and may have material adverse effects on our business, financial position, results of operations and/or cash flows; (vii) risks related to our international operations, including the potential impact of the ongoing conflict in Ukraine and the Middle East; (viii) new product introductions, product sales mix and the geographic mix of sales nationally and internationally; and (ix) stakeholders, including regulators, views regarding our environmental, social and governance goals and initiatives, and the impact of factors outside of our control on such goals and initiatives. Further information relating to additional factors that could cause actual results to differ from those anticipated is included but not limited to information under the heading Item 1. “Business” and Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended December 30, 2023 filed with the Securities and Exchange Commission (SEC) on February 27, 2024 as well as any subsequent filings with the SEC.

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

Helios Technologies Appoints Sean P. Bagan as President and Chief Executive Officer

January 6, 2025	Page 3 of 3

Investor and Media contacts:
Tania Almond
Vice President, Investor Relations and Corporate Communication
(941) 362-1333
tania.almond@HLIO.com

Deborah Pawlowski
Alliance Advisors LLC
(716) 843-3908
dpawlowski@allianceadvisors.com

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Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200